SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 1997

                   VIDEOLAN TECHNOLOGIES, INC.
        (Exact name of registrant as specified in charter)


Delaware                  000-26302                 611283466
(State or other     (Commission File Number)      (IRS Employer
jurisdiction or                                   Identification
incorporation)                                    No.)


11403 Bluegrass Parkway, Suite 400
Louisville, Kentucky                                      40299
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (502) 266-0099

                 100 Mallard Creek Road, Suite 250
                     Louisville, Kentucky 40207
     (Former name or former address if changed since last report.)

             INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

     Exhibit 3.1 -- Certificate of Incorporation, incorporated by reference as an exhibit to the Registration Statement on Form
SB-2, as amended, filed by the Company  (File No. 32-93086).

     Exhibit 3.2 -- Certificate of Amendment to Certificate of
Incorporation, incorporated by reference as an exhibit to the 1996 Annual Report on Form 10-KSB (File No. 0-26302 ).

     Exhibit 3.3 -- Bylaws of the Company, incorporated by reference as an exhibit to the Registration Statement on Form 8-A dated January 29, 1997 (File No. 0-26302).

     Exhibit 4.3 -- Form of 8% Convertible Debenture due July 31,
1998 (the "Debenture").


Item 9.   Sale of Debenture Pursuant to Regulation S.

     (a)  Securities Sold.    On July 31, 1997, the Registrant
          issued a $1,200,000.00 8% Convertible Debenture due July
          31, 1998.

     (b) Underwriters and Other Purchasers. The Registrant did not engage an underwriter in connection the issuance of the Debenture. A non-U.S. Person, (as such term is defined in Regulation S ("Regulation S") under the Securities Act of 1933, as amended ("Securities Act")), purchased the Debenture. The purchaser is an "accredited investor" as defined in Rule 501(a) in Regulation D under the Securities Act.

     (c) Consideration. The Registrant issued the Debenture for cash consideration. The Registrant is obligated to pay
          Thomson Kernaghan & Co. Ltd./Clarco/Mike Heitz a finders fee in the aggregate amount of $180,000.00.

     (d) Exemption from Registration Claimed.The Debenture was issued in accordance with the provisions of Regulation S in an Offshore Transaction (as such term is defined in Regulation S) to a non-U.S. Person.

     (e)  Terms of Conversion or Exercise.

          The terms of the Debenture provide for interest on the Debenture at the rate of eight percent (8.0%) per year payable until the Debenture has been converted.
          The purchaser of the Debenture ("Purchaser"), at its option, may convert all the principal amount of the Debenture, plus accrued interest, provided the principal amount is at least $10,000, into Common Stock at any time after September 10, 1997, at a conversion price for each share of Common Stock equal to eighty percent (80%) of the market price ("Market Price") on the conversion date ("Conversion Date"). The Market
          Price shall be the average closing bid price of the Common Stock on the five (5) trading days immediately preceding the Conversion Date, as reported by the National Association of Securities Dealers for companies trading on the over-the-counter market or, in the event the Common Stock is listed on a stock exchange, the market price shall be the average closing bid price of the common stock on such stock exchange on the five (5) trading days immediately preceding the Conversion Date, as reported in the Wall Street Journal.

          The discussion at this Item 701(e) is qualified in its entirety by reference to the Debenture attached to this Form 8-K as an exhibit.




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         VIDEOLAN TECHNOLOGIES, INC.


                         By:/s/ Steven B. Rothenberg
                              Steven B. Rothenberg
                              Executive Vice President,
                              Treasurer And Chief Financial Officer

                         Date: August 13, 1997